                        ANNUAL REPORT / OCTOBER 31 2000

                           AIM GLOBAL RESOURCES FUND

                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                        OLIVE TREES: YELLOW SKY WITH SUN

                              BY VINCENT VAN GOGH

          PEOPLE HAVE ALWAYS DEPENDED ON THE EARTH'S RESOURCES FOR OUR

         SURVIVAL AND WELL-BEING. FROM OLIVE TREES TO OIL FIELDS, PINE

        FORESTS TO URANIUM MINES, THE WORLD'S RICHES ARE BEING EXPLORED

         AND DEVELOPED AS NEVER BEFORE. NOW TRADING IN A GLOBAL MARKET,

           NATURAL RESOURCES FROM EVERY PART OF THE WORLD CONTINUE TO

            SUPPLY US WITH THE BUILDING BLOCKS OF MODERN SOCIETIES.

                     -------------------------------------

AIM Global Resources Fund is for shareholders who seek long-term growth of capital through investments in companies around the world that own, develop or explore natural resources, or that supply goods and services to such companies.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Resources Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o Had the advisor not waived fees and expenses during the reporting period, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o In addition to the returns as of the close of the fiscal year found on page 4, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/00, the most recent calendar quarter-end, which were: Class A shares, one year, 0.99%; five years, 2.74%; inception (5/31/94), 2.81%. Class B shares, one year, 0.50%; five years, 2.87%; inception (5/31/94), 3.09%. Class C shares, one year, 4.50%;
    inception (3/1/99), 17.22%.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund participates in the initial public offering (IPO) market, and a significant portion of the fund's return is attributable to its investment in IPOs, which have a magnified impact due to the fund's relatively small asset base. There is no guarantee that as the fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.
o Investing in a single-sector mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI All Country (AC) World Index tracks the performance of the securities in more than 50 countries covered by Morgan Stanley Capital International that are considered developed or emerging markets.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the U.S. stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                           AIM GLOBAL RESOURCES FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

   [PHOTO OF        It's an honor to address you as the AIM Funds' new chairman.
   Robert H.        I feel privileged to succeed Ted Bauer, who recently retired
    Graham,         from the funds' board and will soon retire as A I M
  Chairman of       Management Group's chairman after a long, successful career
  the Board of      in the investment industry. Ted has always shown the highest
   THE FUND         degree of integrity and commitment to excellence, and I have
  APPEARS HERE]     always admired him. I'm also proud to be part of the team
                    that launched AIM almost 25 years ago. From the beginning, AIM has been a very people-oriented, service-minded company, and I plan to carry on the tradition for our shareholders, financial advisors and employees.

                    UNCERTAIN MARKETS
                    The markets this year have been particularly volatile and confusing for many investors, especially for those who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 was down 1.81% year-to-date as of October 31, 2000. But market returns in the 20% to 30% range, such as we have seen in recent years, are not typical. If you expect these kinds of returns every year, you'll be disappointed. Historically, markets decline in one out of every four years. What we're seeing now is a normal downturn.
    This appears to be a worldwide trend. Throughout 2000, overseas markets generally have been more turbulent than their U.S. counterpart.

REASONS FOR OPTIMISM
While investors may need to temper their expectations, there are plenty of reasons to be optimistic. Economic fundamentals remain strong, and many believe that the Federal Reserve Board may have succeeded in bringing the economy to a "soft landing." Gross domestic product growth slowed to 2.4% in the third quarter from the rapid pace of about 7% a year ago. With this slowdown, it seems unlikely that the Fed will raise interest rates in the near future, and stable interest rates provide a solid environment for both stocks and bonds.
    In Europe, the region's economic and investment future continues to look bright despite the weak euro. Restructuring, merger activity and tax reform bode well for European economies. In Asia, most analysts think the continuing strength of the U.S. economy will help boost Asian stock markets.

THE VALUE OF ADVICE
The current environment illustrates the value of professional money management. Knowing when to buy and sell takes expertise and discipline even in the best of markets. During downturns, many investors may be tempted to make decisions based on emotions instead of strategy. The wisest choice is to rely on a professional money manager to make these decisions for you.
    In these uncertain times, it's important to keep market volatility in perspective. Mutual fund investing should be a long-term endeavor. Remember why you're investing, whether it's for your retirement or your child's education, and think about your time frame. If you're unsure about whether your investments can meet your goals, visit your financial advisor for help.
    In the following pages, your fund's portfolio managers discuss market activity, how they managed your fund during the fiscal year and their near-term outlook. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman

                     -------------------------------------

                                   THE CURRENT

                                  ENVIRONMENT

                             ILLUSTRATES THE VALUE

                                OF PROFESSIONAL

                               MONEY MANAGEMENT.

                              KNOWING WHEN TO BUY

                                 AND SELL TAKES

                                 EXPERTISE AND

                             DISCIPLINE EVEN IN THE

                                BEST OF MARKETS.

                     -------------------------------------

                           AIM GLOBAL RESOURCES FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


AIM GLOBAL RESOURCES FUND CONCENTRATES ON ENERGY


HOW DID AIM GLOBAL RESOURCES FUND PERFORM DURING THE FISCAL YEAR?
For the fiscal year ended October 31, 2000, the fund's Class A, Class B and Class C shares returned 0.74%, 0.34% and 0.34%, respectively. Those performance figures are at net asset value, that is, excluding sales charges. By contrast, the fund's benchmark index, the MSCI AC World Index, returned 0.85% for the fiscal year.
    The fund's net assets totaled $26.8 million at the close of the fiscal year.

WHAT WERE THE MAJOR TRENDS IN THE FINANCIAL MARKETS?
U.S. stock markets were volatile for most of 2000, with significant sell-offs in March through May and again in August through October. In the spring, investors worried that the Federal Reserve Board (the Fed) would continue raising interest rates to slow torrid economic growth and to forestall inflation. The Fed raised the federal funds rate (the rate banks charge one another for overnight loans) from 6.0% to 6.5% in May--the sixth increase since June 1999. But with data showing that economic growth was slowing and that inflation was in check, the Fed kept rates unchanged at its June, August and October meetings.
    Early in 2000, investors became concerned that many technology stocks that had propelled the markets higher in 1999 might have become overvalued. In late summer and fall, rising oil prices and Middle East tensions made investors skittish, sparking a second major stock-market sell-off. Investors also became concerned about a string of corporate earnings warnings and disappointing third-quarter earnings announcements by a number of major corporations. Higher oil prices and a weak euro (the common currency adopted in 1999 by 11 European nations) negatively affected corporate profits.

WHAT WERE THE MAJOR TRENDS IN THE ENERGY SECTOR?
Despite four production increases by OPEC member nations in 2000, oil prices remained high at the close of the fiscal year. Indeed, the U.S. Energy Information Administration reported that oil prices hit 10-year highs during the third quarter, and that natural-gas prices averaged $4.48 per million BTUs, up from $2.55 last year.
    For several reasons, OPEC production increases seem not to have had much of an effect in lowering world oil prices. First, production increases of 3.8 million barrels per day had little effect in a world that consumes roughly 76 million barrels per day. Second, Saudi Arabia is the only nation with any significant additional production capacity. Third, Iraqi threats to withhold its
2.3 million barrels per day of exports from world markets created fears in commodities markets of possible supply disruptions. And fourth, U.S. refining capacity steadily declined in the 1980s and 1990s--meaning that even if oil production were increased, processing bottlenecks could prevent it from reaching end users.
    Leading economists as well as the Fed remain concerned about the potential effects of higher energy prices on the U.S. economy. In addition to cutting into corporate profits, higher energy prices represent a stealth tax on consumers, who could cut back on spending or demand higher wages as a means of paying higher gasoline prices and higher home-heating bills.

HOW DID YOU MANAGE THE FUND DURING THE FISCAL YEAR?
The fund entered 2000 almost evenly exposed to the basic-materials and energy sectors. But as oil prices increased and as metals and forest-products stocks underperformed, we undertook a strategic shift, moving from a broadly diversified natural-resources portfolio to one dominated by energy stocks. For example, we moved out of smaller European chemical companies and into North American-based oil and gas stocks.
    The fund did not initially hold many oil-company stocks because they had not demonstrated significant earnings momentum. That adversely affected fund performance. At the close of the fiscal year, however, all the fund's top 10 holdings were energy-related. Because we believe that the energy sector now has significant earnings momentum, we have selected stocks within that sector that we believe have the strongest earnings-growth potential.

--------------------------------------------------------------------------------
                            READ THIS REPORT ONLINE!

                      Early in 2001, a new service will be

                     available--electronic delivery of fund

                    reports and prospectuses. Soon, you can

                     read the same AIM report you are read-

                     ing now--online. Once you sign up for

                    the service, we will send you a link to

                    the report via e-mail. If you choose to

                   receive your reports online, you will not

                     receive a paper copy by mail. You may

                   cancel the service at any time by visiting

                                 our Web site.

                          Please visit our Web site at

                        www.aimfunds.com and go to "Your

                      AIM Account." Log into your account

                       and then click on the "View Other

                         Account Options" dropdown menu

                            and select "eDelivery."
--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                           AIM GLOBAL RESOURCES FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


PORTFOLIO COMPOSITION

As of 10/31/00, based on total net assets

=================================================================================================================================
TOP 10 EQUITY HOLDINGS                     TOP 10 INDUSTRIES                                    TOP COUNTRIES
---------------------------------------------------------------------------------------------------------------------------------
 1. Enron Corp.                    6.03%    1. Oil & Gas (Exploration & Production)    32.44%    1. United States          65.67%
 2. BP Prudhoe Bay Royalty Trust   4.50     2. Natural Gas                             16.66     2. Canada                 19.92
 3. Dynegy Inc.                    4.32     3. Oil & Gas (Drilling & Equipment)         9.59     3. France                  3.74
 4. Talisman Energy Inc.           4.10     4. Oil (International Integrated)           5.89     4. Denmark                 2.30
 5. Anadarko Petroleum Corp.       3.58     5. Oil (Domestic Integrated)                5.70     5. United Kingdom          1.77
 6. EOG Resources Inc.             3.13     6. Electrical Equipment                     3.52     6. Belgium                 1.16
 7. Stuart Energy Systems          3.10     7. Engineering & Construction               3.10     7. Ireland                 1.12
 8. Apache Corp.                   3.09     8. Electric Companies                       2.62
 9. Chevron Corp.                  3.06     9. Electronics (Instrumentation)            2.33
10. Conoco Inc. - Class B          2.87    10. Manufacturing (Specialized)              2.30

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
=================================================================================================================================

    Additionally, we sharply increased the fund's utilities holdings--from less than 3% at the end of 1999 to roughly 18% at the close of the fiscal year. Within the utilities sector, we believe that unregulated utilities will continue to perform strongly. The fund now holds the stocks of several natural-gas producers and marketers that are well positioned to take advantage of continued strong natural-gas prices.

WHAT WERE SOME OF THE FUND'S TOP HOLDINGS?
At the close of the fiscal year, the fund's top holdings included:
o Enron-the number-one buyer and seller of natural gas and the leading U.S. wholesale power marketer. Enron markets and trades other commodities, including fiber-optic bandwidth; operates a gas-pipeline system in the United States; provides energy consulting and construction and engineering services; and is building a nationwide fiber-optic network.
o Dynegy-which markets and trades electricity, natural gas, coal and other energy products in the United States, the United Kingdom and throughout continental Europe. The company, which invests in power projects, has formed alliances with utility companies to sell energy in deregulated markets.
o EOG Resources-an independent oil and gas company. EOG explores for, develops, produces and markets oil and natural gas. With 3.2 trillion cubic feet of proven natural-gas reserves, the company operates in the United States, Canada and Trinidad.
o Apache-an oil and gas exploration and production company with onshore and offshore operations in Australia, China, Egypt and Poland and throughout North America. The company has proven reserves of more than 860 million barrels of oil equivalent, about half of which is natural gas.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
We remain cautiously optimistic about the direction of the U.S. economy. While economic growth is slowing, the economy continues to grow at a sustainable pace. Unemployment dropped to 3.9% in September--matching a 30-year low. Consumer spending continues to grow, albeit at a somewhat more subdued pace than last year. Corporate profits, while declining, remain impressive; indeed, fourth-quarter profits among S&P 500 companies are expected to grow from year-ago levels. Interest rates seem to have stabilized as the Fed has taken a respite from its string of interest-rate increases, which have roiled the markets for more than a year.
    We also remain cautiously optimistic about the continued strength of energy prices. Oil prices in the $22 to $28 per-barrel range seem likely for the foreseeable future. OPEC members appear intent on preventing an oil-price collapse such as occurred in late 1998 and early 1999, when oil sank to $10 per barrel. At the same time, they realize that soaring oil prices could result in worldwide recession, and they appear ready to adjust production as needed to prevent that from occurring.

          See important fund and index disclosures inside front cover.

                           AIM GLOBAL RESOURCES FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM GLOBAL RESOURCES FUND VS. BENCHMARK INDEX

5/31/94-10/31/00

================================================================================
             AIM GLOBAL    AIM GLOBAL
              RESOURCES     RESOURCES
               FUND,          FUND,
              CLASS A        CLASS B
DATE           SHARES         SHARES        MSCI ALL COUNTRY WORLD INDEX
--------------------------------------------------------------------------------
5/94            9,525          10,000                   10,000
10/94           10,342         10,831                   10,574.6
4/95            9,441          9,862                    10,842.9
10/95           9,558          9,959                    11,327.7
4/96            13,235         13,755                   12,853.6
10/96           14,627         15,176                   13,095.3
4/97            12,370         12,793                   14,176.5
10/97           17,938         18,508                   15,156.9
4/98            14,014         14,430                   17,895
10/98           98,62          10,132                   17,090.9
4/99            11,348         11,621                   20,596
10/99           10,925         11,159                   21,604.2
4/00            10,934         11,141                   23,348.3
10/00          $11,006        $11,101                  $21,788

Source: Lipper, Inc.
Past performance cannot guarantee comparable future results.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
The chart compares your fund's Class A and Class B shares to a benchmark index. It is intended to give you an idea of how your fund performed compared to this index over the period 5/31/94-10/31/00.
    It is important to understand the differences between your fund and this index. An index measures the performance of a hypothetical portfolio. A market index such as the MSCI All Country World Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.
    Keep in mind that the MSCI All Country Index is a broad market index that encompasses stocks from many sectors. The fund invests only in natural resources stocks.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/00, including sales charges

================================================================================
CLASS A SHARES
   Inception (5/31/94)                1.50%
   5 Years                            1.87
   1 Year                            -4.01*
   *0.74%, excluding sales charges

CLASS B SHARES
   Inception (5/31/94)                1.78%
   5 Years                            2.01
   1 Year                            -4.66*
   *0.34%, excluding CDSC

CLASS C SHARES
   Inception (3/1/99)                10.88%
   1 Year                            -0.66*
   *0.34%, excluding CDSC
================================================================================

YOUR FUND'S TOTAL RETURN INCLUDES SALES CHARGES, EXPENSES AND MANAGEMENT FEES. THE PERFORMANCE OF THE FUND'S CLASS C SHARES WILL DIFFER FROM THAT OF ITS CLASS A AND CLASS B SHARES DUE TO DIFFERING FEES AND EXPENSES. FOR FUND PERFORMANCE CALCULATIONS AND A DESCRIPTION OF THE INDEX CITED ON THIS PAGE, PLEASE SEE THE INSIDE FRONT COVER.


                           AIM GLOBAL RESOURCES FUND

                        ANNUAL REPORT / FOR CONSIDERATION

[ART WORK]

CHOOSE YOUR INVESTMENT PALETTE

No two pieces of art are exactly alike. Just as an artist may use different paints to create a piece, so does an investor use different kinds of investments to create a portfolio. And as with art, tastes can change over time--most investors have different goals at different stages in their lives, as well as varying tolerance for risk. The biggest advantage mutual funds offer is the potential for diversification. Providing funds with assorted objectives and goals allows investors to shape their portfolios to their specific needs and to spread their risk over several different funds, rather than painting their portfolios all one color.

GROWTH VS. INCOME
If you look at the list of AIM's retail mutual funds on the back of your fund report, you'll notice that they are divided into different types. Two that frequently appear are growth and income. Common stock is normally the growth component of a mutual fund with growth as a primary or secondary objective. Bonds are typically the income components of a mutual fund with income as a primary or secondary objective.
    Let's take a closer look at the categories into which AIM's retail mutual funds are divided. Keep in mind that funds listed under the same category don't necessarily have the same kind of investment strategy or portfolio, even if they have the same objective.

DOMESTIC MUTUAL FUNDS

GROWTH FUNDS
Growth funds typically invest in common stocks of companies whose businesses are growing. Growth companies tend to reinvest their profits toward expansion of their potential to produce greater returns instead of paying dividends. So growth mutual funds focus on generating capital gains--increasing the value of the stocks they hold--rather than current income, which means they generally don't pay regular income dividends. Growth funds usually do, however, make one capital-gains distribution per year, when there are gains.
    An increase over time in the value of a growth fund's portfolio means the fund's value, or share price, increases over time also. Shareholders in a growth fund, then, make money by selling their shares for more than they paid for them. Of course, the opposite is also true--shareholders can lose money by selling their shares for less than they paid for them. Growth funds usually range from moderate to very aggressive, depending on the size and types of companies in which they invest.

GROWTH AND INCOME FUNDS
A growth and income fund generally invests in common and preferred stocks and bonds of older, more established companies that have a longer track record of growth and paying dividends.

    A typical growth and income mutual fund will pay quarterly or annual income dividends to its shareholders. (Monthly dividends are not common.) In this way, growth and income funds can potentially provide long-term growth of investments and also current income. These funds tend to be more conservative than growth funds.

INCOME FUNDS
Income funds are generally designed to provide high current income rather than long-term growth. To that end, income funds usually invest chiefly in interest-paying corporate and government bonds. They may also own stocks of companies that pay regular dividends. Some income funds are more aggressive than others. The aggressiveness of a particular fund depends not only on the kinds of securities in which it invests, but also on the fund's sector allocation and maturity structure.
    For example, Treasury securities are considered a relatively safe investment because they are guaranteed by the U.S. government. However, lower risk also means lower return potential. On the other hand, lower-rated corporate bonds, often called junk bonds, involve more risk because they are not guaranteed--they are only as good as the companies that issue them. But the added risk also means higher return potential.

[ART WORK]

                           AIM GLOBAL RESOURCES FUND

                        ANNUAL REPORT / FOR CONSIDERATION


    Income funds are considered more conservative and are suited for investors seeking income rather than growth.

TAX-FREE INCOME OR MUNICIPAL FUNDS
These funds provide shareholders with current income that is tax-exempt at some level, depending on the securities in which they invest. So municipal mutual funds appeal to investors who are looking to reduce income that would otherwise be subject to tax. Municipal bonds or notes, which are issued by state or local governments, are generally exempt from federal taxes. Federal securities, like Treasury bonds, are usually exempt from state taxes. And then there are some securities that are exempt from both federal and state taxes.(1)

MONEY MARKET FUNDS
A money market fund is one of the safest types of mutual funds available because its main goal is preserving your investment while paying current income in the form of interest. As a result, these funds tend to appeal to investors looking for safety, liquidity and some income from their investment. Money market funds invest in high-quality short-term securities such as commercial paper and U.S. government agency securities. Although money market funds are not guaranteed or insured by the U.S. government, the securities they hold are less risky than other types of fixed-income securities. The trade-off for safety of principal investment is a lower rate of return.(2)

INTERNATIONAL AND GLOBAL MUTUAL FUNDS

INTERNATIONAL GROWTH FUNDS
An international growth fund has the same objective as a domestic growth fund, except it invests in stocks of companies located outside the United States. Like their domestic counterparts, international growth funds tend to pay distributions in the form of capital gains rather than dividends. An international growth mutual fund might invest in a particular country, region or continent depending on the investment strategy shown in its prospectus.
    International funds carry different risks than domestic funds because most foreign markets are not as established as the markets in the United States. Other risks include changes in the value of the U.S. dollar compared to foreign currencies, accounting differences, political risks and foreign regulatory differences.

GLOBAL GROWTH, GLOBAL GROWTH AND INCOME, AND GLOBAL INCOME FUNDS
These funds are similar to their domestic equivalents in terms of their goals and the income distributions they pay. Global funds are comparable to international funds in that they can invest in stocks of companies outside the United States. But global funds can also invest substantially in U.S. stocks; international funds generally do not. The amount of a global fund's portfolio that can be invested in the United States varies greatly from fund to fund, according to a fund's prospectus. Global funds carry the same risks as international funds.

SPECIALIZED FUNDS

THEME FUNDS
Theme or sector funds invest primarily in a particular industry or sector of the economy, either domestically or globally. Theme funds are required by prospectus to invest a certain percentage of their assets in their industry or sector of choice under normal market conditions. As a result, theme funds present greater risk and potential reward than more diversified funds. The types of securities held by a theme fund determine its goal of growth and/or income.

--------------------------------------------------------------------------------
TYPES OF FUND DISTRIBUTIONS

INCOME DIVIDENDS are paid from dividends and/or interest from securities in a fund's portfolio. For example, if a company in which a mutual fund owns stock distributes some of its earnings to its shareholders as a dividend, the fund passes on those earnings to its own shareholders. Income dividends are usually taxed as ordinary income.

CAPITAL GAINS represent the net profit realized from the growth in value of the holdings in a fund's portfolio. These distributions are usually made once per year. There are two types of capital gains:
o Short-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for less than a year. Short-term capital gains are taxed as ordinary income.
o Long-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for more than a year. Long-term capital gains are usually taxed at the capital-gains rate, which is typically lower than ordinary income-tax rates.
--------------------------------------------------------------------------------

(1) Investors in tax-free income funds still have a risk of incurring taxes on capital-gains distributions, for example, so it's wise to see your tax advisor before investing in such funds.

(2) There is no guarantee that a money market fund will be able to maintain a stable net asset value of $1.00 per share.

See the back cover for a complete list of AIM's retail mutual funds. For more information about your fund's objective, read your fund prospectus. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

                           AIM GLOBAL RESOURCES FUND

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                    MARKET
                                        SHARES       VALUE
DOMESTIC COMMON STOCKS-65.67%

AUTO PARTS & EQUIPMENT-1.16%

IMPCO Technologies, Inc.(a)              15,800   $   311,062
=============================================================

CHEMICALS-1.59%

Du Pont (E. I.) de Nemours & Co.          4,669       211,856
-------------------------------------------------------------
Solutia Inc.                             16,800       214,200
=============================================================
                                                      426,056
=============================================================

ELECTRIC COMPANIES-2.62%

Avista Corp.                             25,000       560,937
-------------------------------------------------------------
Southern Energy, Inc.(a)                  5,200       141,700
=============================================================
                                                      702,637
=============================================================

ELECTRICAL EQUIPMENT-3.52%

Active Power, Inc.(a)                     6,300       240,187
-------------------------------------------------------------
Capstone Turbine Corp.(a)                 3,600       199,800
-------------------------------------------------------------
Electric Fuel Corp.(a)                   55,000       501,875
=============================================================
                                                      941,862
=============================================================

ELECTRONICS (INSTRUMENTATION)-2.33%

Hydrogencis Corp.(a)                      8,800       106,150
-------------------------------------------------------------
Proton Energy Systems, Inc.(a)           19,400       518,950
=============================================================
                                                      625,100
=============================================================

NATURAL GAS-15.46%

Dynegy Inc.-Class A                      25,000     1,157,812
-------------------------------------------------------------
El Paso Energy Corp.                     10,000       626,875
-------------------------------------------------------------
Enron Corp.                              19,700     1,616,631
-------------------------------------------------------------
Equitable Resources, Inc.                 8,500       493,000
-------------------------------------------------------------
TNPC, Inc.(a)                            15,000       249,375
=============================================================
                                                    4,143,693
=============================================================

OIL & GAS (DRILLING & EQUIPMENT)-7.60%

BJ Services Co.(a)                       12,400       650,225
-------------------------------------------------------------
Chiles Offshore, Inc.(a)                 13,000       208,000
-------------------------------------------------------------
Cooper Cameron Corp.(a)                   7,800       425,100
-------------------------------------------------------------
Oceaneering International, Inc.(a)       15,500       217,969
-------------------------------------------------------------
RPC, Inc.                                 5,200        64,675
-------------------------------------------------------------
Schlumberger Ltd.                         5,500       418,688
-------------------------------------------------------------
Transocean Sedco Forex Inc.                 952        50,456
=============================================================
                                                    2,035,113
=============================================================

OIL & GAS (EXPLORATION &
  PRODUCTION)-20.07%

Anadarko Petroleum Corp.                 15,000       960,750
-------------------------------------------------------------
Apache Corp.                             15,000       829,688
-------------------------------------------------------------
Barrett Resources Corp.(a)               15,600       567,450
-------------------------------------------------------------
BP Prudhoe Bay Royalty Trust            100,000     1,206,250
-------------------------------------------------------------

                                                    MARKET
                                        SHARES       VALUE
OIL & GAS (EXPLORATION &
  PRODUCTION)-(CONTINUED)

Cross Timbers Oil Co.                    30,000   $   564,375
-------------------------------------------------------------
EOG Resources, Inc.                      21,300       838,688
-------------------------------------------------------------
Triton Energy Ltd.(a)                    13,400       412,050
=============================================================
                                                    5,379,251
=============================================================

OIL & GAS (REFINING & MARKETING)-1.85%

Valero Energy Corp.                      15,000       495,938
=============================================================

OIL (DOMESTIC INTEGRATED)-2.87%

Conoco Inc.-Class B                      28,326       770,113
=============================================================

OIL (INTERNATIONAL INTEGRATED)-5.89%

Chevron Corp.                            10,000       821,250
-------------------------------------------------------------
Exxon Mobil Corp.                         8,492       757,380
=============================================================
                                                    1,578,630
=============================================================

PAPER & FOREST PRODUCTS-0.71%

International Paper Co.                   5,200       190,450
=============================================================
    Total Domestic Common Stocks (Cost
      $16,236,311)                                 17,599,905
=============================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-30.01%

BELGIUM-1.16%

Solvay S.A. (Chemicals-Diversified)       6,100       310,606
=============================================================

CANADA-19.92%

Alberta Energy Co. Ltd. (Oil &
  Gas-Exploration & Production)          20,000       736,594
-------------------------------------------------------------
Anderson Exploration Ltd.
  (Oil-Domestic Integrated)(a)           30,000       549,990
-------------------------------------------------------------
Baytex Energy Ltd. (Oil &
  Gas-Exploration & Production)(a)       30,000       225,889
-------------------------------------------------------------
Cypress Energy Inc.-Class A (Oil &
  Gas-Exploration & Production)(a)       75,000       356,020
-------------------------------------------------------------
European Goldfields Ltd. (Metals
  Mining)(a)                             44,000        50,416
-------------------------------------------------------------
Nexen Inc. (Oil & Gas-Exploration &
  Production)                            17,700       424,740
-------------------------------------------------------------
Petro-Canada (Oil-Domestic Integrated)   10,000       209,520
-------------------------------------------------------------
Placer Dome Inc. (Gold & Precious
  Metals Mining)                         64,700       531,203
-------------------------------------------------------------
Stuart Energy Systems (Engineering &
  Construction)(a)                       55,000       831,860
-------------------------------------------------------------
Talisman Energy Inc. (Oil &
  Gas-Exploration & Production)(a)       35,000     1,098,835
-------------------------------------------------------------
Westcoast Energy Inc. (Natural Gas)      14,500       322,792
=============================================================
                                                    5,337,859
=============================================================

DENMARK-2.30%

Vestas Wind Systems A.S.
  (Manufacturing-Specialized)            11,400       617,488
=============================================================

                                                    MARKET
                                        SHARES       VALUE
FRANCE-3.74%

Air Liquide S.A.
  (Chemicals-Specialty)(a)                3,960   $   468,139
-------------------------------------------------------------
Bouygues Offshore S.A.-ADR (Oil &
  Gas-Drilling & Equipment)              21,700       534,362
=============================================================
                                                    1,002,501
=============================================================

IRELAND-1.12%

Jefferson Smurfit Group PLC-ADR
  (Containers & Packaging-Paper)         16,500       299,063
=============================================================

UNITED KINGDOM-1.77%

Enterprise Oil PLC (Oil &
  Gas-Exploration & Production)          60,000       474,608
=============================================================
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $7,854,729)                                   8,042,125
=============================================================

                                                    MARKET
                                        SHARES       VALUE
MONEY MARKET FUNDS-4.39%

STIC Liquid Assets Portfolio(b)         588,613   $   588,613
-------------------------------------------------------------
STIC Prime Portfolio(b)                 588,613       588,613
=============================================================
    Total Money Market Funds (Cost
      $1,177,226)                                   1,177,226
=============================================================
TOTAL INVESTMENTS-100.07% (Cost
  $25,268,266)                                     26,819,256
=============================================================
LIABILITIES LESS OTHER ASSETS-(0.07%)                 (19,161)
=============================================================
NET ASSETS-100.00%                                $26,800,095
_____________________________________________________________
=============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000

ASSETS:

Investments, at market value (cost $25,268,266)  $26,819,256
------------------------------------------------------------
Foreign currencies, at value (cost $227,873)         228,354
------------------------------------------------------------
Receivables for:
  Fund shares sold                                     2,094
------------------------------------------------------------
  Dividends                                           15,263
------------------------------------------------------------
Collateral for securities loaned                     326,069
------------------------------------------------------------
Other assets                                           8,648
============================================================
    Total assets                                 $27,399,684
============================================================

LIABILITIES:

Payables for:
  Investments purchased                              105,600
------------------------------------------------------------
  Fund shares reacquired                              76,704
------------------------------------------------------------
  Collateral upon return of securities loaned        326,069
------------------------------------------------------------
Accrued advisory fees                                  1,600
------------------------------------------------------------
Accrued administrative services fees                   4,098
------------------------------------------------------------
Accrued distribution fees                             19,441
------------------------------------------------------------
Accrued trustees' fees                                   742
------------------------------------------------------------
Accrued transfer agent fees                           13,920
------------------------------------------------------------
Accrued operating expenses                            51,415
============================================================
    Total liabilities                                599,589
============================================================
Net assets applicable to shares outstanding      $26,800,095
____________________________________________________________
============================================================

NET ASSETS:

Class A                                          $12,637,530
____________________________________________________________
============================================================
Class B                                          $13,709,666
____________________________________________________________
============================================================
Class C                                          $   452,899
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            1,033,899
____________________________________________________________
============================================================
Class B                                            1,154,463
____________________________________________________________
============================================================
Class C                                               38,132
____________________________________________________________
============================================================
Class A:
  Net asset value and redemption price per
    share                                        $     12.22
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.22 divided by
      95.25%)                                    $     12.83
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share   $     11.88
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share   $     11.88
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $20,402)                                        $ 538,824
-----------------------------------------------------------
Dividends from affiliated money market funds        112,419
-----------------------------------------------------------
Interest                                              1,520
-----------------------------------------------------------
Security lending income                              13,297
===========================================================
    Total investment income                         666,060
===========================================================

EXPENSES:

Advisory fees                                       296,957
-----------------------------------------------------------
Administrative services fees                         50,000
-----------------------------------------------------------
Custodian fees                                       13,478
-----------------------------------------------------------
Distribution fees -- Class A                         69,673
-----------------------------------------------------------
Distribution fees -- Class B                        163,259
-----------------------------------------------------------
Distribution fees -- Class C                          2,711
-----------------------------------------------------------
Transfer agent fees                                 154,921
-----------------------------------------------------------
Professional fees                                   100,080
-----------------------------------------------------------
Trustees' fees                                        5,512
-----------------------------------------------------------
Other                                                81,185
===========================================================
    Total expenses                                  937,776
===========================================================
Less: Fees waived                                  (242,924)
-----------------------------------------------------------
    Expenses paid indirectly                           (510)
===========================================================
    Net expenses                                    694,342
===========================================================
Net investment income (loss)                        (28,282)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                            (359,827)
-----------------------------------------------------------
  Foreign currencies                                (80,004)
===========================================================
                                                   (439,831)
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                             603,678
-----------------------------------------------------------
  Foreign currencies                                   (630)
===========================================================
                                                    603,048
===========================================================
Net gain from investment securities and foreign
  currencies                                        163,217
===========================================================
Net increase in net assets resulting from
  operations                                      $ 134,935
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                  2000            1999
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $    (28,282)   $    (15,497)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                            (439,831)     (1,210,414)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                              603,048       5,873,517
==========================================================================================
    Net increase in net assets resulting from operations           134,935       4,647,606
==========================================================================================
Share transactions-net:
  Class A                                                       (3,338,400)     (5,463,882)
------------------------------------------------------------------------------------------
  Class B                                                       (6,401,000)    (11,256,193)
------------------------------------------------------------------------------------------
  Class C                                                          428,516          43,424
------------------------------------------------------------------------------------------
  Advisor Class*                                                   (22,444)     (5,519,490)
==========================================================================================
    Net increase (decrease) in net assets                       (9,198,393)    (17,548,535)
==========================================================================================

NET ASSETS:

  Beginning of year                                             35,998,488      53,547,023
==========================================================================================
  End of year                                                 $ 26,800,095    $ 35,998,488
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 48,851,091    $ 58,323,182
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (23,601,065)    (23,271,715)
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           1,550,069         947,021
==========================================================================================
                                                              $ 26,800,095    $ 35,998,488
__________________________________________________________________________________________
==========================================================================================

* Advisor Class shares were converted to Class A shares effective as of close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Resources Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. The Fund formerly offered Advisor Class shares; however, as of the close of business on February 11, 2000 the Advisor Class shares were converted to Class A shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is long-term growth of capital. The Fund invests substantially all of its investable assets in Global Resources Portfolio (the "Portfolio"). The Portfolio is organized as a Delaware business trust which is registered under the 1940 Act as an open-end management investment company.
  The Portfolio has investment objectives, policies and limitations substantially identical to those of the Fund. Therefore, the financial statements of the Fund and Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and Portfolio. Through October 31, 2000, all of the shares of beneficial interest of the Portfolio were owned by either the Fund or an affiliated INVESCO entity.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund and the Portfolio in the preparation of its financial statements.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $28,282, undistributed net realized gains (losses) increased by $110,481 and paid-in capital decreased by $138,763 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The Fund has a capital loss carryforward of $23,578,846 as of October 31, 2000, which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2008.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Portfolio may enter into a foreign currency contract to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between currencies. The Portfolio may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Portfolio could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to offset arrangements, if any) for Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively. During the year ended October 31, 2000, AIM waived fees of $242,924.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund and the Portfolio. For the year ended October 31, 2000, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $101,769 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $69,673, $163,259 and $2,711, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $4,984 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $516 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $400 and reductions in custodian fees of $110 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $510.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities.
  At October 31, 2000, securities with an aggregate value of $319,675 were on loan to brokers. The loans were secured by cash collateral of $326,069 received by the Portfolio. For the year ended October 31, 2000, the Portfolio received fees of $13,297 for securities lending.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Portfolio during the year ended October 31, 2000 was $29,894,843 and $38,725,160, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $ 3,174,505
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (1,645,733)
=========================================================
Net unrealized appreciation of investment
  securities                                  $ 1,528,772
_________________________________________________________
=========================================================
Cost of investments for tax purposes is
  $25,290,484

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2000 and 1999 were as follows:

                                                                         2000                         1999
                                                                -----------------------    --------------------------
                                                                 SHARES       AMOUNT         SHARES         AMOUNT
                                                                --------    -----------    ----------    ------------
Sold:
  Class A                                                        434,021    $ 5,508,796     1,483,872    $ 16,786,501
---------------------------------------------------------------------------------------------------------------------
  Class B                                                        255,733      3,154,314       623,453       7,240,416
---------------------------------------------------------------------------------------------------------------------
  Class C*                                                        77,757        964,884        10,161         124,881
---------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                  1,495        269,584        40,141         464,770
=====================================================================================================================
Conversion of Advisor Class shares to Class A shares***:
  Class A                                                         16,352        194,590            --              --
---------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                (16,069)      (194,590)           --              --
=====================================================================================================================
Reacquired:
  Class A                                                       (708,505)    (9,041,786)   (1,968,466)    (22,250,382)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                       (792,579)    (9,555,314)   (1,629,584)    (18,496,610)
---------------------------------------------------------------------------------------------------------------------
  Class C*                                                       (43,052)      (536,368)       (6,734)        (81,457)
---------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                 (7,719)       (97,438)     (477,178)     (5,984,260)
=====================================================================================================================
                                                                (782,566)   $(9,333,328)   (1,924,335)   $(22,196,141)
_____________________________________________________________________________________________________________________
=====================================================================================================================

  * Class C shares commenced sales on March 1, 1999.
 ** Advisor Class share activity for the period November 1, 1999 through
    February 11, 2000 (date of conversion).
*** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                                ---------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                                ---------------------------------------------------
                                                                2000(a)    1999(a)    1998(a)    1997(a)    1996(a)
                                                                -------    -------    -------    -------    -------
Net asset value, beginning of period                            $ 12.12    $ 10.95    $ 20.65    $ 17.43    $ 11.44
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     0.02       0.02      (0.11)     (0.25)     (0.24)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    0.08       1.15      (8.91)      4.08       6.28
===================================================================================================================
    Total from investment operations                               0.10       1.17      (9.02)      3.83       6.04
===================================================================================================================
Less distributions:
  Dividends from net investment income                               --         --      (0.19)        --      (0.04)
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --         --      (0.49)     (0.61)     (0.01)
===================================================================================================================
    Total distributions                                              --         --      (0.68)     (0.61)     (0.05)
===================================================================================================================
Net asset value, end of period                                  $ 12.22    $ 12.12    $ 10.95    $ 20.65    $ 17.43
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                    0.74%     10.68%    (45.02)%    22.64%     53.04%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $12,638    $15,664    $19,463    $69,975    $48,729
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 2.00%(c)   2.00%      1.98%      2.03%      2.20%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              2.80%(c)   2.30%      2.29%      2.13%      2.30%
===================================================================================================================
Ratio of net investment income (loss) to average net assets        0.18%(c)   0.19%     (0.75)%    (1.41)%    (1.55)%
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                             105%       123%       201%       321%        94%
___________________________________________________________________________________________________________________
===================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include sales charges.
(c) Ratios are based on average daily net assets of $13,934,536.

                                                                                      CLASS B
                                                                ---------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                                ---------------------------------------------------
                                                                2000(a)    1999(a)    1998(a)    1997(a)    1996(a)
                                                                -------    -------    -------    -------    -------
Net asset value, beginning of period                            $11.84     $10.75     $20.37     $17.29     $ 11.36
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.04)     (0.04)     (0.18)     (0.33)      (0.31)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.08       1.13      (8.76)      4.02        6.25
===================================================================================================================
    Total from investment operations                              0.04       1.09      (8.94)      3.69        5.94
===================================================================================================================
Less distributions:
  Dividends from net investment income                              --         --      (0.19)        --          --
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --         --      (0.49)     (0.61)      (0.01)
===================================================================================================================
    Total distributions                                             --         --      (0.68)     (0.61)      (0.01)
===================================================================================================================
Net asset value, end of period                                  $11.88     $11.84     $10.75     $20.37     $ 17.29
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                   0.34%     10.14%    (45.25)%    21.99%      52.39%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $13,710    $20,019    $28,996    $86,812    $57,749
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.50%(c)   2.50%      2.48%      2.53%       2.70%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             3.30%(c)   2.80%      2.79%      2.63%       2.80%
===================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.32)%(c)  (0.31)%   (1.25)%    (1.91)%     (2.05)%
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                            105%       123%       201%       321%         94%
___________________________________________________________________________________________________________________
===================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges.
(c) Ratios are based on average daily net assets of $16,325,863.

                                                                          CLASS C
                                                                ----------------------------
                                                                               MARCH 1, 1999
                                                                                (DATE SALES
                                                                YEAR ENDED     COMMENCED) TO
                                                                OCTOBER 31,     OCTOBER 31,
                                                                  2000(a)         1999(a)
                                                                -----------    -------------
Net asset value, beginning of period                              $11.84          $10.00
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.04)          (0.03)
--------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            0.08            1.87
============================================================================================
    Total from investment operations                                0.04            1.84
============================================================================================
Net asset value, end of period                                    $11.88          $11.84
____________________________________________________________________________________________
============================================================================================
Total return(b)                                                     0.34%          18.40%
____________________________________________________________________________________________
============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $  453          $   41
____________________________________________________________________________________________
============================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  2.50%(c)        2.50%(d)
--------------------------------------------------------------------------------------------
  Without fee waivers                                               3.30%(c)        2.80%(d)
============================================================================================
Ratio of net investment income (loss) to average net assets        (0.32)%(c)      (0.31)%(d)
____________________________________________________________________________________________
============================================================================================
Portfolio turnover rate                                              105%            123%
____________________________________________________________________________________________
============================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $271,111.
(d) Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Global Resources Fund and Board of Trustees of AIM Investment Funds:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Resources Fund at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                       PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       December 18, 2000

BOARD OF TRUSTEES                            OFFICERS                            OFFICE OF THE FUND
C. Derek Anderson                            Robert H. Graham                    11 Greenway Plaza
Senior Managing Partner,                     Chairman and President              Suite 100
Plantagenet Capital                                                              Houston, TX 77046
Management, LLC (an investment               Dana R. Sutton
partnership); Chief Executive Officer,       Vice President and Treasurer        INVESTMENT MANAGER
Plantagenet Holdings, Ltd.
(an investment banking firm)                 Melville B. Cox                     A I M Advisors, Inc.
                                             Vice President                      11 Greenway Plaza
Frank S. Bayley                                                                  Suite 100
Partner, law firm of                         Gary T. Crum                        Houston, TX 77046
Baker & McKenzie                             Vice President
                                                                                 TRANSFER AGENT
Robert H. Graham                             Carol F. Relihan
President and Chief Executive Officer,       Vice President and Secretary        A I M Fund Services, Inc.
A I M Management Group Inc.                                                      P.O. Box 4739
                                             Mary J. Benson                      Houston, TX 77210-4739
Ruth H. Quigley                              Assistant Vice President and
Private Investor                             Assistant Treasurer                 CUSTODIAN

                                             Sheri Morris                        State Street Bank and Trust Company
                                             Assistant Vice President and        225 Franklin Street
                                             Assistant Treasurer                 Boston, MA 02110

                                             Nancy L. Martin                     COUNSEL TO THE FUND
                                             Assistant Secretary
                                                                                 Kirkpatrick & Lockhart LLP
                                             Ofelia M. Mayo                      1800 Massachusetts Avenue, N.W.
                                             Assistant Secretary                 Washington, D.C. 20036-1800

                                             Kathleen J. Pflueger                COUNSEL TO THE TRUSTEES
                                             Assistant Secretary
                                                                                 Paul, Hastings, Janofsky & Walker LLP
                                                                                 Twenty Third Floor
                                                                                 555 South Flower Street
                                                                                 Los Angeles, CA 90071

                                                                                 DISTRIBUTOR

                                                                                 A I M Distributors, Inc.
                                                                                 11 Greenway Plaza
                                                                                 Suite 100
                                                                                 Houston, TX 77046

                                                                                 AUDITORS

                                                                                 PricewaterhouseCoopers LLP
                                                                                 160 Federal Street
                                                                                 Boston, MA 02110

                THE AIM FAMILY OF FUNDS--Registered Trademark--


                               EQUITY FUNDS

DOMESTIC EQUITY FUNDS                   INTERNATIONAL/GLOBAL EQUITY FUNDS             A I M Management Group Inc. has provided
                                                                                      leadership in the mutual fund industry since
       MORE AGGRESSIVE                          MORE AGGRESSIVE                       1976 and managed approximately $183 billion
                                                                                      in assets for more than eight million
AIM Small Cap Opportunities(1)          AIM Latin American Growth                     shareholders, including individual investors,
AIM Mid Cap Opportunities(2)            AIM Developing Markets                        corporate clients and Financial institutions,
AIM Large Cap Opportunities(3)          AIM European Small Company                    as of September 30, 2000.
AIM Emerging Growth                     AIM Asian Growth                                   The AIM Family of Funds--Registered
AIM Small Cap Growth(4)                 AIM Japan Growth                              Trademark-- is distributed nationwide, and AIM
AIM Aggressive Growth                   AIM International Emerging Growth             today is the eighth-largest mutual fund
AIM Mid Cap Growth                      AIM European Development                      complex in the United States in assets under
AIM Small Cap Equity                    AIM Euroland Growth                           management, according to Strategic Insight,
AIM Capital Development                 AIM Global Aggressive Growth                  an independent mutual fund monitor.
AIM Constellation                       AIM International Equity                           AIM is a subsidiary of AMVESCAP PLC, one
AIM Dent Demographic Trends             AIM Advisor International Value               of the world's largest independent financial
AIM Select Growth                       AIM Global Trends                             services companies with $414 billion in
AIM Large Cap Growth                    AIM Global Growth                             assets under management as of September 30,
AIM Weingarten                                                                        2000.
AIM Mid Cap Equity                             MORE CONSERVATIVE
AIM Value II
AIM Charter                             SECTOR EQUITY FUNDS
AIM Value
AIM Blue Chip                                   MORE AGGRESSIVE
AIM Basic Value
AIM Large Cap Basic Value               AIM New Technology
AIM Balanced                            AIM Global Telecommunications and Technology
AIM Advisor Flex                        AIM Global Resources
                                        AIM Global Financial Services
       MORE CONSERVATIVE                AIM Global Health Care
                                        AIM Global Consumer Products and Services
                                        AIM Global Infrastructure
                                        AIM Advisor Real Estate
                                        AIM Global Utilities

                                               MORE CONSERVATIVE


                             FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS              TAX-FREE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                         MORE AGGRESSIVE

AIM Strategic Income                    AIM High Income Municipal
AIM High Yield II                       AIM Tax-Exempt Bond of Connecticut
AIM High Yield                          AIM Municipal Bond
AIM Income                              AIM Tax-Free Intermediate
AIM Global Income                       AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                    MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

       MORE CONSERVATIVE

The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.

    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used as sales material after Jan. 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                         INVEST WITH DISCIPLINE
                                                        --Registered Trademark--


A I M Distributors, Inc.                                                GRS-AR-1